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                                                                       EXHIBIT 5




                     POST-CLOSING RISK ALLOCATION AGREEMENT


         THIS POST-CLOSING RISK ALLOCATION AGREEMENT ("Agreement") is made this 7th day of February 2001, by and among Pitt-Des Moines, Inc., a Pennsylvania corporation ("Seller"), Chicago Bridge and Iron Company N.V., a Netherlands company ("CB&I"), and CB&I Constructors, Inc., a Texas corporation ("CB&I Sub" and collectively with CB&I, the "Purchaser").

                                  WITNESSETH:

         WHEREAS, Seller and Purchaser are simultaneously entering into that certain Asset Purchase Agreement dated of even date herewith (the "Asset Purchase Agreement") (all capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Asset Purchase Agreement); and

         WHEREAS, subject to the terms and conditions set forth in the Asset Purchase Agreement, Seller has agreed to Transfer to Purchaser substantially all of the assets used by Seller's Engineered Construction Division and Water Division in the conduct of the businesses of engineering, fabricating and erecting (a) tanks and systems for liquid and cryogenic storage and (b) water storage systems; and

         WHEREAS, in order to induce Seller to enter into and to consummate the Transfer of the Assets and the other transactions contemplated by the Asset Purchase Agreement, each of CB&I and CB&I Sub has agreed to enter into this Agreement.


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         1.  Indemnity of Seller

             (a) CB&I and CB&I Sub, jointly and severally, shall indemnify and hold harmless Seller and its officers and directors (collectively, the "Seller Parties" and individually, a "Seller Party"), and each of them, from and against any and all liabilities, losses, judgments, amounts paid or to be paid in settlement, fines, penalties, reasonable costs and expenses (including reasonable attorneys' fees and other reasonable costs and expenses incident to any claim, action, suit, proceeding or investigation by the Federal Trade Commission ("FTC"), the U.S. Department of Justice ("DOJ") or any other Governmental Authority in connection with any matters arising out of any antitrust laws, rules or regulations) incurred or paid by the Seller Parties, or any of them, after the date hereof (collectively , "Losses") by reason of or in connection with any claim, investigation or threatened, pending or completed action, suit or proceeding, by the FTC, the DOJ or any other Governmental Authority in connection with any matters arising out of any antitrust laws, rules or regulations, whether civil, administrative or investigative (any such claim, investigation or threatened, pending or completed action, suit or proceeding by the FTC, the DOJ or any such other Governmental Authority being referred to hereinafter as a "Proceeding"), to which any Seller Party is, was or at any time becomes a party, or is threatened to be made a party or is involved (as a witness or otherwise), to the extent based on and by reason of the Transfer of the Assets to Purchaser by Seller; provided, however, that CB&I and CB&I Sub shall indemnify a Seller Party in connection with an action, suit or proceeding (or part thereof) initiated by such Seller Party (other than an action, suit or proceeding to enforce such Seller Party's rights to indemnification under this Agreement) only if such action, suit or proceeding (or part thereof) was authorized by CB&I; and provided further, that CB&I and CB&I Sub shall have no duty to indemnify any Seller Party for any Losses directly relating to any act of any Seller Party which gives rise to a claim for indemnification


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hereunder and which is determined by a court to have constituted willful misconduct of such Seller Party. The parties acknowledge and agree that the term "willful misconduct" as used in the immediately preceding sentence shall not include any act of a Seller Party directly associated with entering into the Asset Purchase Agreement or performing the transactions contemplated thereby. Each of CB&I and CB&I Sub acknowledges and agrees that for purposes of this Agreement the term "Proceeding" shall include the CID and Subpoena (as defined in Section 7) and any Proceeding relating thereto or arising therefrom.

             (b) CB&I and CB&I Sub shall pay the reasonable expenses (including reasonable attorneys' fees) incurred by each Seller Party in connection with any Proceeding in advance of the final disposition thereof promptly after receipt by CB&I of an at least monthly request therefor stating in reasonable detail, and with reasonable substantiation (e.g., an invoice which provides a reasonable description of the services rendered and the costs and expenses incurred) of, the expenses incurred by each Seller Party.

             (c) If a proper claim under paragraph (a) or (b) of this Section 1 is not paid in full by CB&I and/or CB&I Sub to a Seller Party within forty-five
(45) days after a proper written claim has been received by CB&I, such Seller Party may, at any time thereafter, bring suit against CB&I and/or CB&I Sub to recover the unpaid amount of the claim. The burden of proving that indemnification is not appropriate shall be on CB&I and/or CB&I Sub. CB&I and CB&I Sub shall pay such fees and expenses in advance of the final disposition of such action on the terms and conditions set forth in Section 1(b).


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         2.  Continuation of Indemnity.

             All agreements and obligations of CB&I and CB&I Sub contained in this Agreement shall continue so long as any Seller Party shall be subject to any possible Proceeding by reason of the Transfer of the Assets to Purchaser by Seller.

         3.  Notification and Defense of Claim.

             As soon as practicable after receipt by Seller of actual notice of any Proceeding, Seller will notify CB&I thereof if a claim in respect thereof may be or is being made by a Seller Party against CB&I and/or CB&I Sub under this Agreement. With respect to any Proceeding as to which Seller has notified CB&I that a claim in respect thereof may be or is being made by a Seller Party against CB&I and/or CB&I Sub under this Agreement:

             (a) CB&I and CB&I Sub will be entitled to participate therein at its own expense; and

             (b) except as otherwise provided below, CB&I and CB&I Sub may assume the defense thereof, with counsel selected at the sole and absolute discretion of CB&I. Except as otherwise provided in the immediately following sentence, after CB&I and CB&I Sub notify Seller of their election to so assume such defense, neither CB&I nor CB&I Sub will be liable to such Seller Party under this Agreement for any legal or other costs or expenses subsequently incurred by such Seller Party in connection with such defense, other than reasonable costs of investigation, including an investigation in connection with determining whether there exists a conflict of interest of the type described in
(ii) of this paragraph. Such Seller Party shall have the right to employ its counsel in such Proceeding but the fees and expenses of such counsel and any other costs and expenses incurred after CB&I and CB&I Sub notify Seller of its assumption of the defense shall be at the expense of such Seller Party unless
(i) CB&I authorizes in writing


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such Seller Party's employment of counsel, or (ii) such Seller Party shall have reasonably concluded that there is a conflict of interest between such Seller Party, on one hand, and CB&I and CB&I Sub, on the other hand, in the conduct of the defense (in which case CB&I shall select separate counsel for such Seller Party which is satisfactory to CB&I in its sole and absolute discretion and as to which such Seller Party shall not have made the conclusion described in this paragraph (ii)), or (iii) CB&I and CB&I Sub shall not, in breach of their obligations hereunder, have employed counsel to assume the defense of such Proceeding, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of CB&I and CB&I Sub. Neither CB&I or CB&I Sub shall be entitled to assume the defense of any Proceeding as to which a Seller Party shall have made the conclusion described in (ii) of this paragraph.

             (c) Neither CB&I or CB&I Sub shall be obligated to indemnify a Seller Party under this Agreement for any amounts paid in settlement of any Proceeding effected without CB&I's prior written consent, which consent will not be unreasonably withheld, unreasonably conditioned or unreasonably delayed. Neither CB&I or CB&I Sub shall settle any Proceeding in any manner which would impose any material penalty or material limitation on the Seller or any Seller Party without Seller's prior written consent, which consent will not be unreasonably withheld, unreasonably conditioned or unreasonably delayed.

         4.  Acknowledgement Of The Parties.

             Each party hereto acknowledges and agrees that this Agreement is an integral part of the transactions contemplated by the Asset Purchase Agreement and that each party is entering into the Asset Purchase Agreement and consummating the transactions contemplated thereby


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with the expectation of, and in reliance upon, the full and complete performance, when due, by each party of each of its obligations hereunder.

         5.  Representations and Warranties.

             Each party represents and warrants as to itself:

             (a) It has full corporate authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of it, and this Agreement has been duly executed and delivered by it. This Agreement constitutes its legal, valid and binding obligation , enforceable against it in accordance with its terms.

             (b) The execution, delivery and performance of this Agreement does not and will not (i) violate, breach or constitute a default under (A) its charter documents, (B) any Law, order, writ, injunction or decree applicable to it, or (C) any note, bond, mortgage, indenture or material agreement or obligation to which it is a party or by which it is bound, (ii) result in the acceleration or mandatory prepayment of any Indebtedness of it, or afford any holder of any of the Indebtedness the right to require it to redeem, purchase or otherwise acquire, reacquire or repay any of that Indebtedness, (iii) cause or result in the imposition of, or afford any Person the right to obtain, any Lien upon any property or assets of it, or (iv) result in the revocation, cancellation, suspension or material modification, in any single case or in the aggregate, of any material Permits possessed by it at the date hereof and necessary for the ownership or lease and the operation of its properties or the carrying on of its business as now conducted.


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         6.  Cooperation.

             The parties shall cooperate with each other and their respective counsel and representatives in all commercially reasonable respects in connection with any Proceeding. Seller shall provide to CB&I and CB&I Sub such information and documentation in its possession and relating to the Businesses and Divisions as CB&I and CB&I Sub shall reasonably request. At the request of a party hereto, each of the other parties hereto agrees to enter into a commercially reasonable and customary joint defense and confidentiality agreement with respect to the subject matter hereof. Nothing in this Section 6 shall require the expenditure or payment of any funds or the giving of any other consideration by Seller or any Seller Party in connection with any Proceeding if
(a) CB&I or CB&I Sub is in default of any of its material obligations hereunder or (b) such expenditure or payment of funds or giving of other consideration is not subject to indemnification pursuant to Section 1 above.

         7.  CID and Subpoena.

             Each of CB&I and CB&I Sub hereby assumes and agrees to perform, when due, all obligations of Seller under that certain Civil Investigative Demand and Subpoena of the FTC received by Seller on January 3, 2001 or any similar legal obligation, as the same may be supplemented, amended or modified from time to time (the "CID and Subpoena"); provided, however, notwithstanding the foregoing provisions of this Section 7, the parties acknowledge and agree that CB&I and CB&I Sub shall have no duty to perform the obligations of Seller under the CID and Subpoena with respect to any employee of Seller, or information or documentation which is in the control or possession of Seller, following the date hereof. Each of CB&I and CB&I Sub acknowledge and agree that any breach by CB&I or CB&I Sub of the covenant contained in this Section 7 shall be subject to the provisions of Section 1 above.


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         8.  Notice.

             Unless otherwise provided in this Agreement, all notices and other communications required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered in person or sent by confirmed telefax transmission or one business day after having been dispatched by a recognized overnight courier service to the appropriate party at the address specified below:

             (a)    If to Seller to:

                    Pitt-Des Moines, Inc.
                    Town Center One
                    1450 Lake Robbins Drive
                    Suite 400
                    The Woodlands, Texas 77380
                    Facsimile No.: (281) 765-4601
                    Attn: Richard A Byers, Vice President-Finance

                    With copy to:

                    Buchanan Ingersoll Professional Corporation
                    One Oxford Centre, 20th Floor
                    301 Grant Street
                    Pittsburgh, Pennsylvania 15219
                    Facsimile No.:  (412) 562-1041
                    Attn:  Ronald Basso, Esq.

             (b)    If to Purchaser to:

                    Chicago Bridge & Iron Company
                    1501 North Division Street
                    Plainfield, Illinois 60544
                    Facsimile No.: (815) 439-6600
                    Attn:  Secretary

                    With a copy to:

                    Winston & Strawn
                    35 W. Wacker Drive
                    Chicago, Illinois 60601
                    Facsimile No.: (312) 558-5700
                    Attn:  Mark McCareins, Esq.

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or to such other address or addresses as any such party may from time to time designate as to itself by like notice.

         9.  Attorney Fees and Costs.

             In the event a party hereto is required to (a) defend against any action brought to enforce rights or collect moneys due under this Agreement or
(b) bring any action to enforce rights or to collect moneys due under this Agreement, and in the event such party prevails (as determined by the judge presiding over such action), then such party shall be reimbursed by the party or parties instituting such action or against which such action is brought, as the case may be, for the reasonable legal fees and costs (including court costs) of defending against or prosecuting such action.

         10. Severability.

             If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

             (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

             (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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         11. Indemnification Under this Agreement Nonexclusive.

             The indemnification provided by this Agreement shall not be deemed exclusive of any other right which may be available to any Seller Party.

         12. Governing Law, Jurisdiction and Venue.

             This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the substantive laws of the State of Illinois, without reference to principles of choice or conflict of laws. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Illinois Court, or Federal Court of the United States of America, sitting in the State of Illinois, and any Appellate Court from any thereof, in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (a) agrees that any claim in respect of any such action, suit or proceeding may be heard and determined in such state court (or, to the extent permitted by law, in such Federal Court), (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such state or Federal Court, and (c) waives, to the fullest extent permitted by law, the defense of any inconvenient forum to the maintenance of such action, suit or proceeding in any such state or Federal Court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this agreement irrevocably consents to service of process in the manner provided for notices in Section 8.


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         13. Injunctive Relief.

             Each party hereto agrees that in the event that its commits a breach of any of the provisions hereof, each of the other parties hereto shall have the right and remedy to have the provisions hereof specifically enforced to the extent permitted by law by any court having jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause immediate irreparable injury to each of such other parties and that money damages will not provide an adequate remedy at law for any such breach or threatened breach. Such right and remedy shall be in an additional to, and not in lieu of, any other rights and remedies available, at law or in equity.

         14. Miscellaneous.

             (a) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. If any party hereto shall merge or consolidate with another corporation or shall sell, lease, transfer or otherwise dispose of all or substantially all of its assets to one or more persons or groups (in one transaction or series of transactions), (i) that party, as appropriate, shall cause the successor in the merger or consolidation or the transferee of the assets that is receiving the greatest portion of the assets or earning power transferred pursuant to the transfer of the assets, by agreement in form and substance satisfactory to the other, to expressly assume all of its obligations under and agree to perform this Agreement, and (ii) the terms "CB&I" or "CB&I Sub" or "Seller" whenever used in this Agreement shall mean and include any such successor or transferee.

             (b) This Agreement states the entire agreement of the parties, and supersedes all prior agreements, negotiations and representations, with respect to the subject matter hereof.


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No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both of the parties hereto.

             (c) This Agreement is expressly intended to confer upon the present and future officers and directors of Seller, as third party beneficiaries, the benefits of all covenants and agreements made by CB&I and CB&I Sub herein with privity to enforce such provisions with all rights and remedies under applicable law, including the right of specific performance and injunctive relief set forth in Section 13. Each officer and director of Seller not signatory to this Agreement shall be deemed to have been notified of such intended third party benefit and, to the extent acknowledgment of such benefits is required by the law of any jurisdiction, to have acknowledged and accepted such benefits as a third party beneficiary unless written notice to the contrary shall have been transmitted to the Seller.

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             IN WITNESS WHEREOF, the parties have executed this Agreement on and as of the day and year first above written.

                                         PITT-DES MOINES, INC.

                                         By: /s/ Richard A. Byers
                                             -----------------------------------
                                             Name: Richard A. Byers
                                             Title: Vice President, Finance

                                         CHICAGO BRIDGE & IRON COMPANY N.V.

                                         By: Chicago Bridge & Iron Company B.V.,
                                             its managing director

                                         By: /s/ Gerald M. Glenn
                                             -----------------------------------
                                             Name: Gerald M. Glenn
                                             Title: Managing Director

                                         CB&I CONSTRUCTORS, INC.

                                         By: /s/ Gerald M. Glenn
                                             -----------------------------------
                                             Name: Gerald M. Glenn
                                             Title: Chairman


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